UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2021 (November 3, 2021)

Semper Paratus Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41002	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Third Avenue, 38th Floor

New York, New York 10017

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (646) 807-8832

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	LGSTU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share, included as part of the Units	LGST	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	LGSTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 8, 2021, Semper Paratus Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 34,500,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Share”), and one-half of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $345,000,000.00. Prior to the closing of the IPO, the underwriters for the IPO exercised their over-allotment option in full, which the Company announced in a press release issued on November 8, 2021, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-260113) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on October 7, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated November 3, 2021, by and among the Company and Cantor Fitzgerald & Co. (“Cantor”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated November 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“CST”), as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated November 3, 2021, by and among the Company, its officers, its directors and the Company’s sponsor, Semper Paratus Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated November 3, 2021, by and between the Company and CST, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration and Shareholder Rights Agreement, dated November 3, 2021, by and between the Company, the Sponsor, and Cantor, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated November 3, 2021 (the “Private Placement Units Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	A Unit Subscription Agreement, dated November 3, 2021 (the “Unit Subscription Agreement”), by and between the Company and Cantor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	Indemnity Agreements, dated November 3, 2021, by and between the Company and each of the directors and officers of the Company, a form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated November 3, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreement, the Company completed the private sale of an aggregate of 1,300,000 units to the Sponsor at a purchase price of $10.00 per unit, generating gross proceeds to the Company of $13,000,000. In addition, simultaneously with the closing of the IPO, pursuant to the Unit Subscription Agreement, the Company completed the private sale of an aggregate of 150,000 units to Cantor at a purchase price of $10.00 per unit, generating gross proceeds to the Company of $1,500,000. The private placement units are identical to the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to the sale of the private placement units. The issuance of the private placement units to each of the Sponsor and Cantor was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective November 3, 2021, Brad Stewart and Parizad Olver Parchi were appointed to the board of directors of the Company (the “Board”). The Board is comprised of Richard N. Peretz, Hooman Yazhari, Paul P. Jebely, Parizad Olver Parchi, and Brad Stewart. Effective November 3, Parizad Olver Parchi, Paul P. Jebely, and Brad Stewart were appointed to the audit committee of the Board, with Ms. Parchi serving as chair. Effective November 3, 2021, Ms. Parchi and Mr. Jebely were appointed to the compensation committee of the Board, with Mr. Jebely serving as chair.

The Board is comprised of the following three classes: the term of office of the first class of directors, Class I, consists of Paul P. Jebely and will expire at the Company’s first annual meeting of shareholders; the term of office of the second class of directors, Class II, consists of Parizad Olver Parchi and Brad Stewart and will expire at the Company’s second annual meeting of shareholders; and the term of office of the third class of directors, Class III, consists of Richard N. Peretz and Hooman Yazhari and will expire at the Company’s third annual meeting of shareholders.

On November 3, 2021, in connection with the IPO, each of the Company’s directors and officers entered into the Letter Agreement as well as the Indemnity Agreement with the Company.

Other than the foregoing, none of the directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Letter Agreement and the form of Indemnity Agreement do not purport to be complete and are qualified in their entireties by reference to the Letter Agreement and form of Indemnity Agreement, copies of which are attached as Exhibit 10.1 hereto and Exhibit 10.6, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 3, 2021 and in connection with the IPO, the shareholders of the Company approved and adopted the Company’s Amended and Restated Memorandum and Articles of Association (the “A&R MAA”). The terms of the A&R MAA are set forth in the Registration Statement and are incorporated herein by reference. A copy of the A&R MAA is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $351,900,000 comprised of the proceeds from the IPO after offering expenses and a portion of the proceeds of the sale of the private placement units to the Sponsor and Cantor, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account (1) to the Company, until the completion of the initial business combination, or (2) to the public shareholders, until the earliest of (a) the completion of the initial business combination, and then only in connection with those Class A ordinary shares that such shareholders properly elected to redeem, subject to the limitations described in the Registration Statement, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to provide holders of its Class A ordinary shares the right to have their shares redeemed in connection with the initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete an initial business combination within 15 months from the closing of the IPO or (B) with respect to any other provision relating to the rights of holders of the Company’s Class A ordinary shares and (c) the redemption of the Company’s public shares if the Company has not consummated a business combination within 15 months from the closing of the IPO or during any extension period, as described in the Registration Statement, and subject to applicable law.

On November 3, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On November 8, 2021, the Company issued a press release announcing the closing of its initial public offering, as well as the exercise of the over-allotment option in full by the underwriters resulting in the sale of an aggregate of 34,500,000 units, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated November 3, 2021 by and between the Company and Cantor Fitzgerald & Co., as representative of the several underwriters.

3.1	Amended and Restated Memorandum and Articles of Association.

4.1	Warrant Agreement, dated November 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated November 3, 2021, by and among the Company, its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated November 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration and Shareholder Rights Agreement, dated November 3, 2021, by and between the Company, the Sponsor and Cantor Fitzgerald & Co.

10.4	Private Placement Units Purchase Agreement, dated November 3, 2021, by and between the Company and the Sponsor.

10.5	Unit Subscription Agreement, dated November 3, 2021, by and between the Company and Cantor Fitzgerald & Co.

10.6	Form of Indemnity Agreement, dated November 3, 2021, by and among the Company and each of the directors and officers of the Company.

10.7	Administrative Support Agreement, dated November 3, 2021, by and between the Company and the Sponsor.

99.1	Press Release, dated November 3, 2021.

99.2	Press Release, dated November 8, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Semper Paratus Acquisition Corporation

	By:	/s/ B. Ben Baldanza
		Name:	B. Ben Baldanza
		Title:	Chief Executive Officer

Dated: November 8, 2021